EXHIBIT 4.1

   NUMBER                         CYBEAR                             SHARES
C                               CYBEAR, INC.
COMMON STOCK                                                      COMMON STOCK
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 23243p 10 3

THIS IS TO CERTIFY THAT

IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF
                                  CYBEAR, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the corporation and the facsimile signature of its duly authorized officers.

Dated:                              CYBEAR INC.
                                    CORPORATE
/s/ EDWARD E. GOLDMAN M.D.            SEAL                     /s/ SCOTT LODIN
-------------------------             1997                    ------------------
    PRESIDENT                       DELAWARE                       SECRETARY

COUNTERSIGNED AND REGISTERED:
   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                (JERSEY CITY, N.J.)                          TRANSFER AGENT
BY                                                             AND REGISTRAR

                                                              AUTHORIZED OFFICER

                                  CYBEAR, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entities
JT TEN -  as joint tenants with right
          of survivorship and not as tenants
          in common

UNIF GIFT MIN ACT-..........Custodian...............
                   (Cust)                (Minor)
                   under Uniform Gifts to Minors
                   Act..........................
                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received,___________hereby sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE, NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:________________________

        _____________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKERS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.